UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

Southwall Technologies Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-15930 (Commission File Number)	94-2551470 (I.R.S. Employer Identification No.)
3975 East Bayshore Road Palo Alto, California 94303 (Address of principal executive offices)
(650) 962-9111 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 13, 2005, Southwall Technologies Inc. ("Southwall") issued a press release announcing the resignation of its Senior Vice President and Chief Financial Officer, Maury Austin, effective June 21, 2005. A copy of the press release is filed as Exhibit 99.1 herewith.

Item 8.01.	Other Events.

On June 13, 2005, Southwall issued a press release announcing the hiring of Dr. Neil Bergstrom as Senior Vice President of Engineering and Chief Technology Officer and Bruce Lang as Director of World Wide Marketing, effective immediately. A copy of the press release is filed as Exhibit 99.2 herewith.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.:	Description:
Exhibit 99.1	Press Release, dated June 13, 2005, issued by Southwall Technologies Inc.
Exhibit 99.2	Press Release, dated June 13, 2005, issued by Southwall Technologies Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

By:	/s/ Thomas G. Hood
Thomas G. Hood
Chief Executive Officer

Date: June 14, 2005

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